EXHIBIT 10.1
                                                                    ------------

                            NEW COMMITMENT AGREEMENT


         Reference is made to the Credit Agreement dated as of February 26, 2004 (as amended, modified, extended or restated from time to time, the "Credit Agreement") among Chattem, Inc., a Tennessee corporation (the "Borrower"), the Guarantors, the Lenders party thereto and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, each of the undersigned Lenders hereby confirms its Revolving Commitment, in an aggregate principal amount of up to the amount set forth below for each such Lender, to
(a) make Revolving Loans in accordance with the provisions of Section 2.1 of the Credit Agreement and (b) make LOC Advances to reimburse the Issuing Lender in accordance with the provisions of Section 2.2 of the Credit Agreement. Each of the undersigned Lenders hereby acknowledges, agrees and confirms that, by its execution of this new commitment agreement (the "New Commitment Agreement"), such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement, have a Revolving Commitment equal to the Revolving Commitment indicated for each such Lender below and, to the extent of its Revolving Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

         3. Effective as of the Effective Date, the cover page of the Credit Agreement shall be amended to reference SunTrust Bank, as Syndication Agent and National City Bank, as Documentation Agent.


Lender                                       Amount of Revolving Commitment
------                                       ------------------------------

SunTrust Bank                                        $10,000,000
National City Bank                                   $10,000,000
Branch Banking & Trust Company                       $ 5,000,000


Effective Date                                       March 9, 2004


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

The terms set forth above are hereby agreed to:

SUNTRUST BANK                                 BRANCH BANKING & TRUST COMPANY

By:     /s/ Carlos M. Murgas                  By:  /s/ Roberts A. Bass
   -------------------------                     ---------------------------
Name:   Carlos M. Murgas                      Name:   Roberts A. Bass
     -----------------------                       -------------------------
Title:     Associate                          Title: Senior Vice President
       ---------------------                        ------------------------

NATIONAL CITY BANK

By:/s/ Kevin L. Anderson
   -------------------------
Name:  Kevin L. Anderson
     -----------------------
Title:   SVP
       ---------------------

CONSENTED TO AND AGREED:                      CHATTEM, INC.

By: /s/ Laura B. Schmuck                      By: /s/ Richard D. Moss
   -------------------------                     ---------------------------
Name:   Laura B. Schmuck                      Name:  Richard D. Moss
     -----------------------                       -------------------------
Title: Assistant Vice President               Title:   VP & CFO
       ------------------------                     ------------------------